Exhibit 10.10

SECOND AMENDMENT TO LOAN AGREEMENT

AND OTHER LOAN DOCUMENTS

SECOND AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS (this “Amendment”) dated as of July 28, 2023 (the “Modification Effective Date”), is by and among RAIL LAND COMPANY, LLC, a Colorado limited liability company (“Borrower”), ROCKY MOUNTAIN INDUSTRIALS, INC., a Nevada corporation (“Guarantor”), and PACIFIC WESTERN BANK, a California state-charted bank (together with its successors and assigns, “Lender”).

RECITALS

A.Borrower and Lender are parties to that certain Loan Agreement dated as of May 20, 2022 (the “Original Loan Agreement”) relating to (i) a construction loan from Lender in favor of Borrower in the original principal amount of Twenty-One Million and Noll 00ths Dollars ($21,000,000.00) (the “Construction Loan”); and (ii) a revolving line of credit facility from Lender in favor of Borrower in the original principal amount of Two Million and No/l00ths Dollars ($2,000,000.00) (the “Revolving Line of Credit”; together with the Construction Loan, the “Loans”).

B.The Construction Loan is evidenced by a Promissory Note dated May 20, 2022, from Borrower payable to Lender in the principal face amount of the Construction Loan (as amended, the “Construction Loan Note”). The Revolving Line of Credit is evidenced by a Promissory Note dated May 20, 2022, from Borrower payable to Lender in the principal face amount of the Revolving Line of Credit (as amended, the “Revolving Line of Credit Note”; together with the Construction Loan Note, the “Notes”).

C.The Original Loan Agreement and Notes are secured, in part, by, among other things, (i) a First Priority Deed of Trust, Assignment of Rents, Security Agreement, and Fixture Filing dated May 20, 2022, given by Borrower to the Public Trustee of Adams County, Colorado, for the use and benefit of Lender, and recorded on May 24, 2022 at Reception No. 2022000046135 of the real property records of Adams County, Colorado (the “Original First Priority Deed of Trust”); (ii) a Second Priority Deed of Trust, Assignment of Rents, Security Agreement, and Fixture Filing dated May 20, 2022 given by Borrower to the Public Trustee of Adams County, Colorado, for the use and benefit of Lender, and recorded on May 24, 2022 at Reception No. 2022000046137 of the real property records of Adams County, Colorado (the “Original Second Priority Deed of Trust”; together with the First Priority Deed of Trust, the “Original Deeds of Trust”); (iii) a First Priority Assignment of Leases and Rents executed by Borrower in favor of Lender, and recorded on May 24, 2022 at Reception No. 2022000046136 of the real property records of Adams County, Colorado (the “Original First Priority Assignment of Leases and Rents); and (iv) a Second Priority Assignment of Leases and Rents executed by Borrower in favor of Lender, and recorded on May 24, 2022 at Reception No. 2022000046138 of the real property records of Adams County, Colorado (the “Original Second Priority Assignment of Leases and Rents”; together with the Original First Priority Assignment of Leases and Rents, the “Original Assignments of Leases and Rents”).

D.The Loans are further secured, in part, by a Completion Guaranty and a Recourse Carve-Out Guaranty, each dated as of May 20, 2022, and each executed by Guarantor.

E.The Original Loan Agreement was amended pursuant to a First Amendment to Loan Agreement and other Loan Documents dated December 28, 2022 (the “First Amendment”; together with the Original Loan Agreement, the “Loan Agreement”), between and among Borrower, Lender and Guarantor pursuant to which the “County Parcel” defined and described in the Original Loan Agreement was added as additional collateral security for the Loans.

F.As part of the transactions contemplated by the First Amendment, (i) the Original First Priority Deed of Trust and Original First Priority Assignment of Leases and Rents were each modified to encumber the County Parcel pursuant to a First Amendment to First Priority Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing and First Priority Assignment of Leases and Rents dated December 28, 2022, and recorded December 28, 2022, at Reception No. 2022000099788 of the Records (the “First Amendment to First Priority Deed of Trust and Assignment of Leases and Rents”; together with the Original First Priority Deed of Trust and Original First Priority Assignment of Leases and Rents, as applicable, and any other amendments or modifications to such Original First Priority Deed of Trust and/or Original First Priority Assignment of Leases and Rents, respectively, the “First Priority Deed of Trust” and “First Priority Assignment of Leases and Rents”); and (ii) the Original Second Priority Deed of Trust and Original Second Priority Assignment of Leases and Rents were each modified to encumber the County Parcel pursuant to a First Amendment to Second Priority Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing and First Priority Assignment of Leases and Rents dated December 28, 2022, and recorded December 28, 2022, at Reception No. 202200099789 of the Records (the “First Amendment to Second Priority Deed of Trust and Assignment of Leases and Rents”; together with the Original Second Priority Deed of Trust and Original Second Priority Assignment of Leases and Rents, as applicable, and any other amendments or modifications to such Original Second Priority Deed of Trust and/or Original Second Priority Assignment of Leases and Rents, respectively, the “Second Priority Deed of Trust” (together with the First Priority Deed of Trust, the “Deeds of Trust”) and “Second Priority Assignment of Leases and Rents” (together with the First Priority Assignment of Leases and Rents, the “Assignments of Leases and Rents”)). Both Deeds of Trust and Assignments of Leases and Rents encumber the Property.

G.Borrower has requested certain modifications to the Loan Agreement, Notes, Deeds of Trust, Assignments of Leases and Rents and other Loan Documents, which, among other things, increase the principal face amount of the Construction Loan from $21,000,000.00 to $29,500,000.00, terminate the Revolving Line of Credit and provide for cancellation of the Revolving Line of Credit Note and termination and release of the Second Priority Deed of Trust and Second Priority Assignment of Leases and Rents, allow for limited repayment and reborrowing of the Construction Loan (subject to a cap on total borrowing and reborrowing of $38,000,000.00 in the aggregate), and extend the Initial Maturity Date of the Construction Loan to February 17, 2025.

H.Lender will not enter into the requested modifications of the Construction Loan unless Borrower executes and delivers this Amendment and the other documents contemplated in herein and pays, performs and observes its indebtedness, covenants, indemnities, duties, liabilities and obligations hereunder and thereunder, as applicable.

I.The Loan Agreement, Notes, Deeds of Trust, Assignments of Leases and Rents, BACA, Membership Interest Pledge, the Collateral Assignment of ICS Deposit Placement Agreement and Custodial Agreement of even date herewith from Borrower in favor of Lender (the “Collateral Assignment of JCS Agreements”), First Amendment, this Amendment, the “Loan Documents” defined and described in the Loan Agreement, and all other documents or instruments evidencing, securing or otherwise governing or pertaining to the Loans, together with any and all amendments, modifications, extensions, replacements or substitutions to any of the foregoing documents and instruments, are hereinafter collectively referred to as the “Loan Documents.”

J.Capitalized terms used herein but not defined herein shall have the meanings given them in the Loan Agreement and the other Loan Documents.

K.For all purposes of all of the Loan Documents, Borrower’s address has changed to 6200 South Syracuse Way, Suite 450, Denver, CO 80111.

NOW, THEREFORE, in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.ACKNOWLEDGEMENT OF RECITALS. The parties acknowledge and agree that the foregoing recitals are true, correct and accurate and are incorporated into this Amendment.

2.MODIFICATIO OF LOAN AGREEMENT. The Loan Agreement is amended from and after the Modification Effective Date as follows:

a.Section 1.25 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“1.25 “Collateral” means, individually or collectively, the Property encumbered by the Loan Documents in connection with the Loan (including, without limitation, the Project Improvements and any personal property associated therewith and the Account Collateral).

b.Section 1.37 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“1.37 “Construction Loan” means the Construction Loan in the maximum aggregate principal amount up to but not exceeding Twenty-Nine Million Five Hundred Thousand and No/100 Dollars ($29,500,000.00) to be made by Bank in favor of Borrower upon and subject to the terms and conditions of this Agreement and the other Loan Documents.”

c.Section 1.49 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“1.49 “Deed of Trust” means the First Priority Deed of Trust, as amended, modified, extended, supplemented or substituted from time to time.”

d.Section 1.77 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“1.77  “Reserved.”

e.Section 1.89 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“1.89 “Initial Maturity Date” means February 17, 2025.”

f.Section 1.99 of the Loan Agreement is amended and restated in its entirety to read as follows:

“1.99 “Loan” means the Construction Loan.”

g.Section 1.103 of the Loan Agreement is amended and restated in its entirety to read as follows:

“1.103 Reserved.”

h.Section 1.104 of the Loan Agreement is amended and restated in its entirety to read as follows:

“1.104 Reserved.”

i.Section 1.107 of the Loan Agreement is amended and restated in its entirety to read as follows:

“1.107 “Membership Interest Pledge” means the Membership Interest Pledge and Security Agreement dated July 31, 2023, from Guarantor for the benefit of Bank, as it may be amended, modified, extended, renewed, restated or supplemented from time to time.”

J.Section 1.111 of the Loan Agreement is amended and restated in its entirety to read as follows:

“1.111 “Note” means the Construction Loan Note. If the term “Note” is used but not defined in any of the Loan Documents, and that Loan Document instead says such term has the meaning set forth in this Agreement, the “Note” will mean and refer to the Construction Loan Note.”

k.Section 1.129 of the Loan Agreement is amended and restated in its entirety to read as follows:

“1.129 “Reserved”.”.

l.Section 1.130 of the Loan Agreement is amended and restated in its entirety to read as follows:

“1.130 “Reserved”.”

m.Section 1.131 of the Loan Agreement is amended and restated in its entirety to read as follows:

“1.131 “Reserved”.”

n.Section 1.134 of the Loan Agreement is amended and restated in its entirety to read as follows:

“1.134 “Reserved”.”

o.Section 1.135 of the Loan Agreement is amended and restated in its entirety to read as follows:

“1.135 “Reserved”.”

p.Section 1.145 of the Loan Agreement is amended and restated in its entirety to read as follows:

“1.145 Title Policy” means the ALTA 2006 loan policy of title insurance issued by the Title Company, which Title Policy shall have a liability limit of not less than the aggregate maximum amount of the Construction Loan (with regard to the First Priority Deed of Trust), (B) insures Bank’s interest under the First Priority Deed of Trust as a valid first or second lien on the Project, both at the date of Closing and as to all subsequent advances and readvances of the Construction Loan thereafter in accordance with and subject to the terms and conditions of the Loan Agreement and other Loan Documents; (C) are accompanied by such reinsurance and coinsurance agreements and endorsements as Bank may require in its sole discretion and (D) commit to delete the standard exceptions and contain as exceptions only the Permitted Encumbrances.

q.A new Section 1.150 is hereby added immediately following Section 1.149 of the Loan Agreement to read as follows:

“1.150 “Accounts” has the meaning set forth in Section 6.1 l(a).”

r.A new Section 1.151 is hereby added immediately following Section 1.150 of the Loan Agreement to read as follows:

“1.151 “Account Collateral” has the meaning set forth in Section 6.1 l(a).”

s.A new Section 1.152 is hereby added immediately following Section 1.151 of the Loan Agreement to read as follows:

“1.152 “BACA” means the Blocked Account Control Agreement- the Blocked Account Control Agreement dated July 31, 2023, between Borrower and Bank and executed in accordance with Section 6.11 hereof pursuant to which Borrower has granted “control”, in accordance with Articles 8 and 9 of the UCC, of the Account Collateral to Bank, as such Agreement may be amended modified, extended, renewed, restated or supplemented from time to time.”

t.A new Section 1.153 is hereby added immediately following Section 1.152 of the Loan Agreement to read as follows:

“1.153 “Borrower Deposit Accounts” has the meaning set forth in Section 6.1l(a).”

u.A new Section 1.154 is hereby added immediately following Section 1.153 of the Loan Agreement to read as follows:

“1.154 “Other Borrower Depository Accounts” has the meanmg set forth m Section 6.1 l(a).”

v.A new Section 1.155 is hereby added immediately following Section 1.154 of the Loan Agreement to read as follows:

“1.155 “ICS Agreement” means any rntraFi Cash Service CDARS Deposit Placement Agreement, res Deposit Placement Agreement, or other predecessor agreement pertaining to the rntraFi Cash Service of rntraFi Network LLC or any successor thereto executed by and between Borrower and Bank with regard to the Deposit Accounts and/or Related Entitlements (as such terms are defined in the res Agreement) for or in connection with any Borrower Deposit Account, as such Agreement may be amended modified, extended, renewed, restated or supplemented from time to time.”

w.A new Section 1.156 is hereby added immediately following Section 1.155 of the Loan Agreement to read as follows:

“1.156 “Interest Reserve Minimum Balance” has the meaning set forth in Section 2.6.”

x.A new Section 1.157 is hereby added immediately following Section 1.156 of the Loan Agreement to read as follows:

“1.157 “Maximum Borrowing Amount” means the total aggregate amount during the term of the Construction Loan and any permitted extensions thereof of all borrowings and reborrowings of the Construction Loan under and pursuant to this Agreement, the Construction Loan Note and other Loan Documents and which in no event shall ever exceed, in the aggregate, sum of $38,000,000.00.”

y.A new Section 1.158 is hereby added immediately following Section 1.157 of the Loan Agreement to read as follows:

“1.158 “Maximum Reborrowing Amount” means the total aggregate amount during the term of the Construction Loan and any permitted extensions thereof of all reborrowings of the Construction Loan under and pursuant to this Agreement, the Construction Loan Note and other Loan Documents and which in no event shall ever exceed, in the aggregate, the sum of $8,500,000.00.”

z.A new Section 1.159 is hereby added immediately following Section 1.158 of the Loan Agreement to read as follows:

“1.159 “UCC” means the Colorado Uniform Commercial Code, as amended from time to time.”

aa.Section 2.1 and Subsections 2.1(a) and 2.1(b) of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

“2.1The Loan.

(a)Amount of the Loan. In reliance upon Borrower’s representations and warranties, subject to the terms and conditions of this Agreement and the Loan Documents, and for the purposes set forth herein, Bank agrees to loan to Borrower the following:

(i)Construction Loan. With respect to the Improvements, a sum of money in the maximum principal amount not to exceed the least of the following:

(A)$29,500,000.00;

(B)An amount equal to fifty percent (50%) of the “as-complete” value of the Property with only the Improvements, as determined pursuant to the Appraisal submitted to Bank pursuant to Section Error! Reference source not found., and

(C)the amount equal to fifty-five percent (55%) of the cost items set forth in the Construction Budget for the construction of the Phase 1 Improvements.

(b)Character of Loan. The Construction Loan is a revolving multiple advance loan and amounts advanced under the Construction Loan may be borrowed, repaid and reborrowed, in each case upon and subject to the terms and conditions of this Agreement and the other Loan Documents; provided, however, that in no event may (i) the total amount of all borrowings and re-borrowings of the Construction Loan at all times during the term of the Construction Loan and any permitted extension thereof ever exceed, in the aggregate, the Maximum Borrowing Amount; (ii) the total amount of all reborrowings of the Construction Loan at all times during the term of the Construction Loan and any permitted extension thereof ever exceed, in the aggregate, the Maximum Reborrowing Amount; and (iii) the maximum outstanding principal balance of the Construction Loan ever exceed $29,500,000.00.”

bb.Section 2.6 of the Loan Agreement and each Subsection thereof is hereby amended and restated in its entirety to read as follows:

“2.6  Interest Reserve. Included in the Construction Budget for the Construction Loan is a reserve for interest in the total amount of $3,500,000.00 (the “Interest Reserve”) to be fully funded by June 30, 2024 as follows: (i) $1,000,000.00 will be funded out of principal of the Construction Loan at closing of the Second Amendment to Loan Agreement and other Loan

Documents dated July 31, 2023, between and among Borrower, Guarantor and Bank, (ii) $1,000,000.00 will be funded out of principal of the Construction Loan by December 31, 2023, (iii) $1,000,000.00 will be funded out of Borrower’s other resources by December 31, 2023 inclusive of any payments to the Interest Reserve pursuant to Section 2.9(d) below, and (iv) the remaining $500,000.00 will be funded by Borrower out of sales proceeds from the closing of the sale of any Lot and/or out of Borrower’s other resources by June 30, 2024. Borrower’s failure to fully fund the Interest Reserve on or before June 30, 2024, shall constitute an immediate Event of Default. Notwithstanding the foregoing or anything herein to the contrary, the Interest Reserve shall have a minimum balance of $190,000.00 (the “Interest Reserve Minimum Balance”) during the term of the Loan. Borrower’s failure to maintain the Interest Reserve Minimum Balance shall constitute an immediate Event of Default. The Interest Reserve will be retained by Bank, and so long as no Default or Event of Default is continuing, and as more particularly set forth in the Construction Loan Note, funds from the Interest Reserve will be disbursed as follows:

(a)During the period commencing on the Effective Date and continuing until the Initial Maturity Date, Bank shall, to the extent same are available in excess of the Interest Reserve Minimum Balance, on each payment date under the Construction Loan Note, advance such funds from the Interest Reserve as are necessary to make the required interest payments under the Construction Loan Note. If extended pursuant to this Agreement, beginning on the first day following the Initial Maturity Date and at all times thereafter if extended pursuant to this Agreement, so long as adequate funds remain in the Interest Reserve to make interest-only payments on the outstanding principal balance of the Construction Loan in excess of the Interest Reserve Minimum Balance, such funds from the Interest Reserve may be used to make such interest-only payments. In the event such funds are insufficient to make such interest-only payments, Borrower shall deposit funds from its other resources into such Interest Reserve in an amount sufficient, in Bank’s reasonable judgment, to fund the Interest Reserve for the applicable Extension Term. In no event shall any principal of the Construction Loan be used to fund such Interest Reserve during any Extension Term.

Bank will make the advances contemplated in this Section 2.6 without any further direction, and notwithstanding any direction to the contrary, from Borrower. In the event the Interest Reserve is insufficient to cover any monthly payment of interest on the Construction Loan, Borrower shall be required to make the monthly interest payments in accordance with the terms of the Construction Loan Note.”

cc.Section 2.8 of the Loan Agreement and each Subsection thereofis hereby amended and restated in its entirety to read as follows:

“2.8  Security Interest As additional security for the Secured Obligations, Borrower hereby pledges, assigns, transfers and grants to Bank a security interest in, a lien on and an express contractual right to set off against (or refuse to allow withdrawals from) all depository account balances, cash and any other property (tangible or intangible) of Borrower now or hereafter in the possession of Bank, including, without limitation, (i) all amounts that might at any time be held in the Borrower Deposit Accounts established and maintained from time to time by Borrower at Bank in accordance with Section 6.11 hereof, and all funds at any time placed in any such Borrower Deposit Accounts, (ii) all other Account Collateral defined and described in Section 6.11 hereof, and (iii) any other portion of the Loans that might at any time not have been advanced to Borrower. Bank may, at any time upon and during the occurrence and continuance of an Event of Default, set off against the Secured Obligations, whether or not the Secured Obligations (including future payment installments) are then due or have been accelerated, all without any advance or contemporaneous notice or demand of any kind to Borrower, such notice and demand being expressly waived by Borrower. During the occurrence and continuance of an Event of Default, Bank shall have such rights with respect to all of such funds, property and other Account Collateral as are provided by this Agreement, the other Loan Documents or applicable law and may apply such funds, property and other Account Collateral towards the satisfaction of the Secured Obligations. No such application by Bank of such funds, property and other Account Collateral shall cure or be deemed to cure any Event of Default or limit in any respect any of Bank’s remedies under the Loan Documents. No delay or omission of Bank in exercising any right to apply such funds, property or other Account Collateral shall impair any such right, or shall be construed as a waiver of, or acquiescence in, any Event of Default. At the request of Bank, Borrower shall execute and deliver from time to time such documents as may be necessary or appropriate, in Bank’s sole judgment, to assure Bank that it has a first priority perfected security interest in and lien on such funds, property and other Account Collateral.”

dd.Section 2.9 of the Loan Agreement and each Subsection thereofis hereby amended and restated in its entirety to read as follows:

“2.9Partial Releases of Deeds of Trust. Bank, at Borrower’s sole cost and expense, shall execute partial releases of the Deed of Trust to facilitate sales of portions of the Property developed or to be developed, financed with proceeds of the Construction Loan (each a “Lot”) upon and subject to the following terms, provisions, and conditions:

In connection with any sale of a Lot while any portion of the Construction Loan remains outstanding, Bank shall execute and deliver a partial release of the First Priority Deed of Trust, provided the following conditions have been satisfied;

(a)No Event of Default then exists or is outstanding under this Agreement, the Construction Loan Note, or other Loan Documents;

(b)Borrower provides Bank with written notice of such pending sale at least fifteen (15) days prior to the proposed closing date, together with a draft closing settlement statement and copy of the fully executed purchase and sale agreement (including any amendments thereto) for such Lot;

(c)Title Company has issued a proforma 110.5 or other appropriate endorsement to the Title Policies insuring the liens of the Deeds of Trust, as modified by such partial releases thereof, and is committed to issuing such endorsement upon Borrower’s payment of all endorsement premiums and recording fees;

(d)Subject to the terms, conditions and limitations of this Section 2.9(d), ninety percent (90%) of the Net Sales Proceeds (hereinafter defined) from such Lot sale are applied towards repayment of the Construction Loan; provided, however, that, anything to the contrary contained herein notwithstanding: (i) during the occurrence and continuance of an Event of Default and provided Bank has elected to permit the sale of a Lot and grant a partial release of the Deed of Trust with regard to same despite the occurrence and continuance of such Event of Default (which Bank is under no obligation to agree to or permit), one hundred percent (100%) of the Net Sales Proceeds from any such Lot sale shall be applied towards repayment of the Construction Loan; (ii) eighty-five percent (85%) of the Net Sales Proceeds resulting from the sale of Lots 2, 3 and 4 of the Property (the “East Campus Lots”) to East Campus LLC, as purchaser (“East Campus”), pursuant to a purchase and sale agreement between Borrower, as seller, and such purchaser, shall be applied towards repayment of the Construction Loan; (iii) Seven Hundred Fifty Thousand and No/lO0th Dollars ($750,000.00) of the Net Sales Proceeds resulting from the sale of the East Campus Lots to East Campus shall be deposited into the Interest Reserve; (iv) seventy-five percent (75%) of the Net Sales Proceeds resulting from the sale of Lot 5 of the Property (“Lot 5”) shall be applied towards repayment of the Construction Loan; (v) Two Hundred Fifty Thousand and No/lO0th Dollars ($250,000.00) of the Net Sales Proceeds resulting from the sale of Lot 5 shall be deposited into the Interest Reserve; and (v) in no event shall Bank be obligated to partially release the liens of the Deed of Trust and other Loan Documents as to any Lot sold (whether it be the East Campus Lots, Lot 5, or otherwise) if the Net Sales Proceeds resulting from such Lot(s) sale is less than One Hundred Fifty-One Thousand and No/lO0th Dollars ($151,000.00) per acre (the “Minimum Per Acre Sales Price”); and

(e)Borrower pays all title insurance premiums, recording fees, Bank’s reasonable attorneys’ fees and other costs and expenses incurred by Bank in processing and preparing such partial release of the Deeds of Trust.

As used herein, the term “Net Sales Proceeds” means one hundred percent (100%) of the gross sales price for such Lot, less (i) a total combined broker’s commission in an amount not to exceed eight percent (8%), in the aggregate, of the gross sales price of such Lot, which commission shall be payable to a licensed real estate broker unaffiliated with Borrower or its affiliates; (ii) any Borrower’s required contribution to the Interest Reserve; and (iii) other reasonable and customary closing costs, including title insurance premiums, attorney’s fees, closing fees and recording fees, paid in connection with such closing.”

ee.Section 2.10 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“2.10  Reserved.”

ff.Section 6.11 of the Loan Agreement and each Subsection thereof is hereby amended and restated in its entirety to read as follows:

“6.11  Borrower Deposit Accou.nts; Security Agreement

(a)Borrower has opened with Bank and will continuously maintain there, all depository and other accounts necessary for construction of the Improvements and operation ofits business, including, without limitation, the accounts described in Exhibit D attached hereto (collectively, the “Borrower Deposit Accounts”). Borrower hereby grants to Bank, as additional security for the Secured Obligations, a first lien security interest in and to and collateral assignment of all of the following property, rights and interests (collectively, the “Account Collateral”):

(i)the Borrower Deposit Accounts and all other depository accounts established and maintained by Borrower at Bank from time to time, whether for Reserves, pursuant to this Agreement or any of the other Loan Documents, or otherwise (collectively, the “Other Borrower Depository Accounts”; together with the Borrower Deposit Accounts, the “Accounts”);

(ii)the funds now or hereafter held in the Accounts established by Borrower at Bank (including, without limitation, all federal wire transfers of funds and all cash, checks, drafts, and other instruments now or hereafter deposited in the Accounts);

(iii)Borrower’s interest in the Sweep Investment defined and described in the BACA and in all rights related thereto and in all security accounts (as defined in Article 8 of the UCC) resulting from or arising out of the Accounts and/or Sweep Investment;

(iv)all Deposit Accounts, Related Entitlements and the Custodial Account (as such terms are d fined or described in the ICS Agreement or in the Custodial Agreement attached to the ICS Agreement and defined therein) and in all funds from time to time on deposit in the Custodial Account pursuant to the ICS Agreement or Custodial Agreement;

(v)all other security entitlements and other financial assets, as such terms are defined in Article 8 of the UCC, in each case related to, arising out of, resulting from or created in connected with the Accounts, Sweep Investment, Deposit Accounts, Related Entitlements, Custodial Account and/or any of the other property, rights and interests described in clauses (i) through (iv) of this Section 6(a);

(vi)all general intangibles, payment intangibles, investment property, instruments, documents and chattel paper (as such terms are defined in Article 9 of the UCC) in each case related to, arising out of, resulting from or created in connected with the Accounts, Sweep Investment, Deposit Accounts, Related Entitlements and/or any of the other property, rights and interests described in clauses (i) through (v) of this Section 6(a); and

(vii)all proceeds and products of and accessions, substitutions and replacements to such Accounts, the Deposit Accounts, Related Entitlements and the other rights, property and interests described in clauses (i) through (vi) of this

Section 6(a), in whatever form and wherever located or maintained, whether with Bank, any other depository bank or any securities intermediary (as defined in Article 8 of the UCC.

(b)The Account Collateral is subject to Lender’s control in accordance with the BACA and is subject to all of the terms, covenants and conditions of the BACA and the terms, covenants and conditions of the ICS Agreement and Custodial Agreement.

(c)Borrower agrees that from time to time, at the sole expense of Borrower, Borrower shall promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or desirable, or that Bank may reasonably request, in order to perfect and protect any security interest granted or purported to be granted by this Agreement (including, without limitation the security interest granted pursuant to this Section 6.11) to enable Bank to exercise and enforce its rights and remedies under this Agreement with respect to any Account Collateral.

(d)Borrower, by this Agreement authorizes Bank to file one or more financing or continuation statements and amendments thereto relating to all or any part of the Account Collateral, without the signature of Borrower to the extent permitted by law. A copy of this Agreement shall be sufficient as a financing statement to the extent permitted by law.

(e)Borrower will furnish to the Lender from time to time statements and schedules further identifying and describing the Account Collateral and such other reports in connection with the Account Collateral as Bank may reasonably request from time to time, all in reasonable detail.

(f)Upon the occurrence of any Event of Default, in addition to all other rights and remedies available to Bank under this Agreement, Bank shall have and may exercise from time to time any of the rights and remedies afforded to a secured party under the UCC or as in effect in any other State where any Account Collateral is located and otherwise available under any other applicable law, all of which rights and remedies shall be cumulative, and none of which shall be exclusive. Additionally, and without limiting the foregoing:

(i)Bank shall have the right to take immediate possession of the Account Collateral, and (A) to require Borrower to assemble the Account Collateral, at Borrower’s expense, and make it available to Bank at a place designated by Bank which is reasonably convenient to both parties, and (B) to enter any of the premises of Borrower or wherever any of the Account Collateral shall be located, and to keep and store the same on such premises until sold or otherwise realized upon (and if such premises are the property of Borrower, Borrower agrees not to charge Bank for storage thereof);

(ii)Bank shall have the right to sell or otherwise dispose of all or any Account Collateral at public or private sale or sales, with such notice as may be required by law, all as Bank, in its sole discretion, may deem advisable. Borrower agrees that ten (10) days’ written notice to Borrower of any public or private sale or other disposition of such Account Collateral shall be reasonable notice thereof, and such sale shall be at such locations as Bank may designate in such notice. Bank shall have the right to conduct such sales on Borrower’s premises, without charge therefor. All public or private sales may be adjourned from time to time in accordance with applicable law. Bank shall have the right to sell, lease or otherwise dispose of such Account Collateral, or any part thereof, for cash, credit or any combination thereof, and Bank may purchase all or any part of such Account Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Secured Obligations; and

(iii)Bank shall have and Borrower grants to Bank a full right of set-off with respect to any Account Collateral, including, without limitation, all or any portion of the funds on deposit in the Borrower Deposit Accounts and any and all interest accrued thereon, if any. Bank may, to the maximum extent permissible by law, apply any or all of the funds in the Borrower Deposit Accounts or otherwise constituting any of the Account Collateral, including accrued interest, if any, toward the unpaid balance of the Secured Obligations or to any other amounts which may be due and owing under the Loan Documents. Bank shall at all times have “control” of the Borrower Deposit Accounts and other Account Collateral for purposes of maintaining its first and prior perfected security interest therein.”

gg.A new Section 6.29 is hereby added at the end of Article 6 of the Loan Agreement to read as follows:

“6.29  Execution of Collateral Assignment of Purchase Contracts. No later than fifteen (15) days following Borrower’s execution of any Purchase Contract for a Lot at the Property in accordance with this Agreement and the other Loan Documents Borrower shall provide Lender a fully executed copy of such Purchase Agreement and shall execute and deliver to Lender a Collateral Assignment of such Purchase Contract in form and content and on terms acceptable to Lender in its discretion.”

hh.The reserve account information appearing on Exhibit D to the Loan Agreement is hereby amended in its entirety to read as follows:

“Reserves.  Any Reserve account opened pursuant to the terms of this Agreement, including, without limitation, Account No. 1002715793 established at Pacific Western Bank, which is subject to a Blocked Account Control Agreement dated July 28, 2023, between and among Borrower, Bank, as lender, and Bank, as depository bank.”

ii.All references to the term “Assignments of Leases and Rents” appearing in the Loan Agreement and other Loan Documents are amended to mean and refer to the First Priority Assignment of Leases and Rents.

jj.All references to the term “Deeds of Trust” appearing in the Loan Agreement and other Loan Documents are amended to mean and refer to the First Priority Deed of Trust.

kk.All references to the term “Loans” appearing in the Loan Agreement and other Loan Documents are amended to mean and refer to the Construction Loan.

ll.All References to the term “Note” or “Notes” appearing in the Loan Agreement and other Loan Documents are amended to mean and refer to Construction Loan Note.

mml.All references to the term “Title Policies” appearing in the Loan Agreement and other Loan Documents are hereby amended to mean and refer to the “Title Policy” defined and described in Section 1.145 of the Loan Agreement, as modified hereby.

nn.All references to the terms “First Lot PSA”, “Lot 1la”, “Lot 1la PSA”, “Revolving Line of Credit”, “Revolving Line of Credit Promissory Note”, “Revolving Line of Credit Termination Date”, “Second Priority Assignment of Leases and Rents” and “Second Priority Deed of Trust” appearing in the Loan Agreement and other Loan Documents are hereby deleted.

3.CONDITIONS PRECEDENT. In addition to any other conditions set forth in this Amendment, each of the following are conditions precedent to the effectiveness of this Amendment:

a.The absence of any Event of Default under the Construction Loan Note, First Priority Deed of Trust, Loan Agreement, or any of the other Loan Documents nor the existence of any fact, circumstance, or condition that with the passage of time, the giving of notice or both would become and Event of Default under any of the Loan Documents.

b.Borrower shall have executed and delivered to Lender in recordable form a second amendment to the First Priority Deed of Trust and First Priority Assignment of Leases and Rents in form and substance acceptable to Lender in its discretion.

c.Borrower shall have caused Guarantor to execute and deliver to Lender a Membership Interest Pledge and Security Agreement of even date herewith in favor of Lender pursuant to which Guarantor assigns and transfers its rights to, and grants to Lender a first priority security interest in, Guarantor’s 100% membership interest in Borrower, together with such assignments, blank share certificate powers, UCC filings and otherwise in form and substance acceptable to Lender in its discretion.

d.Borrower shall have executed and delivered to Lender assignment of the East Campus PSA, each in form and substance acceptable to Lender in its discretion.

e.Borrower shall have executed and delivered to Lender the BACA and Collateral Assignment of ICS Agreements, each in form and substance acceptable to Lender in its discretion and, in connection therewith, obtained any required consents in form and substance acceptable to Lender in its discretion.

f.Borrower shall cause the Title Company to issue date down, mortgage priority and revolving advance endorsements to the Title Policy, each in form and content acceptable to Lender in its discretion, insuring the continuing priority of the liens of the First Priority Deed of Trust, as so modified.

g.Borrower shall have delivered a legal opinion of Borrower’s and Guarantor’s counsel in form and content acceptable to Lender in its discretion opining as to the Borrower’s and Guarantor’s formation, power and authority, due authorization to execute, deliver and perform their respective obligations under this Agreement and the other documents and instruments executed in connection therewith and the enforceability of the same against such parties.

h.Borrower shall pay all of Lender’s attorneys’ fees, title insurance premiums, recording and filing fees, and other costs and expenses incurred by Lender in negotiating, documenting and closing such Loan Document modifications.

i.Such other conditions to closing the transactions described herein as Lender may reasonably require.

4.MODIFICATION OF OTHER OAN DOCUMENTS. The other Loan Documents are also hereby modified in all respects necessary to give effect to the modifications set forth in Section 2 of this Amendment, and only in such respects, and the provisions of this Amendment shall control over any contrary or inconsistent provisions of any of the other Loan Documents. In all other respects, all Loan Documents shall remain in full force and effect as originally written or previously modified by mutual written agreement of the parties. All liens, security interests, priorities, rights, and remedies under the Loan Documents shall continue in full force and effect as security for the Loan following the modification thereof by this Amendment. Without limiting the generality of the foregoing, all of the Property described in the First Priority Deed of Trust and the other Loan Documents shall remain in all respects subject to the lien, charge and encumbrance of the First Priority Deed of Trust and other Loan Documents. Nothing in this Amendment shall be deemed to or shall in any manner prejudice or impair any of the Loan Documents or any security granted or held by Lender for the Loans or the original priority of the First Priority Deed of Trust or any of the other Loan Documents. All references in any Loan Document to any other Loan Document shall hereafter be construed to refer to such other Loan Document as modified by this Amendment. For all purposes of all Loan Documents and this Amendment, this Amendment shall be included within the definition of the term “Loan Documents”.

5.REPRESENTATJONS OF BORROWER.  Borrower hereby represents and warrants to Lender as of the Modification Effective Date as follows:

a.Formation. Authorization and Good Standing.  Borrower is duly formed, validly existing and in good standing under the laws of the State of its formation. Borrower has the power and requisite authority to execute, deliver and perform its obligations under this Amendment and any other document executed in connection herewith and is duly authorized to, and has taken all action necessary to authorize it to, execute, deliver, and perform its obligations under this Amendment and the other Loan Documents. This Amendment has been duly executed and delivered on behalf of Borrower.

b.Valid and Binding Obligations.  This Amendment and the Loan Documents, as modified herein, constitute the legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

c.No Material Change. There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Lender in connection with the Loans from the most recent financial statement received by Lender.

d.Representations and Warranties Accurate. Each of the representations and warranties of Borrower in the Loan Documents are accurate as of the date hereof.

e.Consents, Etc. No consent, approval, authorization or order of any court or governmental authority, agency or any third party is required in connection with the execution and delivery by Borrower of this Amendment or to consummate the transactions contemplated hereby, which consent has not been obtained.

f.No Amendments. There have been no amendments, modifications, or other changes to the organizational documents of Borrower since the date of the closing of the Loans.

g.Status of Loan. No Event of Default nor any fact, event, or circumstance that, with the passage of time, the giving of notice or both would become an Event of Default has occurred or is continuing.

h.No Claims or Offsets. Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loans or the Loan Documents as modified herein.

6.REPRESENTATIONS OF GUARANTOR. Guarantor hereby represents and warrants to Lender as of the Modification Effective Date as follows:

i.Valid and Binding Obligations. This Amendment and the Loan Documents, as modified herein, constitute the legal, valid, and binding obligations of Guarantor enforceable against Guarantor in accordance with their respective terms.

j.No Material Change. There has been no material adverse change in the financial condition of Guarantor or any other person whose financial statement has been delivered to Lender in connection with the Loans from the most recent financial statement received by Lender.

k.Representations and Wru.Tanties Accurate. Each of the representations and warranties of Guarantor in the Loan Documents are accurate as of the date hereof,

1.Consents, Etc. No consent, approval, authorization or order of any court or governmental authority, agency or any third party is required in connection with the execution and delivery by Guarantor of this Amendment or to consummate the transactions contemplated hereby, which consent has not been obtained.

m.Status of Loan. No Event of Default nor any fact, event, or circumstance that, with the passage of time, the giving of notice or both would become an Event of Default has occurred or is continuing.

n.No Claims or Offsets. Guarantor has no claims, counterclaims, defenses, or set- offs with respect to the Loans or the Loan Documents as modified herein.

7.REAFFIRJvlATIONS OF BORROWER. As of the Modification Effective Date, Borrower hereby (i) ratifies, confirms and reaffirms each of its obligations under the Loan Documents (the “Borrower Obligations”) and confirms and reaffirms that such Borrower Obligations, and all waivers, representations, covenants and agreements by the Borrower in the Loan Documents are unaffected by the making and entering into this Amendment and/or any other documents or instruments executed in connection with this Amendment and that the same remain in full force and effect for the benefit of Lender, (ii) confirms and reaffirms its continuing liability for payment and/or performance of all of the Borrower Obligations, without any defense or offset whatsoever, to the same extent as if Borrower had executed and delivered the Loan Documents again on the Modification Effective Date, and (iii) confirms that such Borrower Obligations have not been modified or amended and that Borrower’s liabilities under such Borrower Obligations have not been limited, impaired or affected in any manner by any existing or previous event, fact or circumstance. It is the express intent of Borrower that no novation of the Loans or any of the terms or provisions thereof shall be created by virtue of the making and entering into of this Amendment or any documents or instruments executed in connection herewith. Borrower further acknowledges that Lender is relying on the confirmations, reaffirmations and other statements and agreements made in this Section VII in amending the Loans as described herein.

8.CONSENT AND REAFFIRMATIONS OF GUARANTOR.  As of the Modification Effective Date, Guarantor hereby (i) consents and agrees to the modification of the Loan as described herein and all other matters contained this Amendment, (ii) ratifies, confirms and reaffirms each of its obligations under the Loan Documents (the “Guarantor Obligations”) and confirms and reaffirms that such Guarantor Obligations, and all waivers, representations, covenants and agreements by the Guarantor in the Loan Documents are unaffected by the making and entering into this Amendment and/or any other documents or instruments executed in connection with this Amendment and that the same remain in full force and effect for the benefit of Lender, (iii) confirms and reaffirms its continuing liability for payment and/or performance of all of the Guarantor Obligations, without any defense or offset whatsoever, to the same extent as if Guarantor had executed and delivered the Loan Documents again on the Modification Effective Date, and (iv) confirms that such Guarantor Obligations have not been modified or amended and that Guarantor’s liabilities under such Guarantor Obligations have not been limited, impaired or affected in any manner by any existing or previous event, fact, or circumstance. It is the express intent of Guarantor that no novation of the Loans or any of the terms or provisions thereof shall be created by virtue of the making and entering into of this Amendment or any documents or instruments executed in connection herewith. Guarantor further acknowledges that Lender is relying on the confirmations, reaffirmations and other statements and agreements made in this Section VIII in amending the Loans as described herein.

9.SUCCESSORS AND ASSIGNS.  This Amendment shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns.

10.RATIFICATION. Except as amended hereby, the Loan Agreement and the other Loan Documents are hereby ratified and confirmed and shall continue in full force and effect.

11.GOVERNING LAW. This Amendment shall be deemed to be a contract entered into pursuant to the laws of the State of Colorado and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the Colorado (without regard to conflict of law provisions thereof).

12.MISCELLANEOUS. All references in any Loan Document to the Loan Agreement shall, from and after the date hereof, mean the Loan Agreement, as amended by this Amendment (as the same may further be amended, restated, replaced, severed, split, supplemented, or otherwise modified from time to time). Borrower and Guarantor each hereby agrees to execute and deliver to Lender, and authorize the filing and/or recording by Lender of, any and all further documents and instruments required by Lender to effectuate the modifications contemplated by this Amendment, to create, perfect and/or modify the liens and security interests granted to Lender under the Loan Documents and/or to give effect to the terms and provisions of this Amendment. If any one or more of the provisions of this Amendment are deemed unenforceable, the remainder of this Amendment shall remain enforceable in accordance with its original terms to the fullest extent possible.

13.COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one original. This Amendment shall become effective when all parties hereto have executed a counterpart hereof. The parties to this Amendment may exchange signatures via facsimile or electronic mail, and signatures so delivered shall have the same force and effect as an original signature.

14.COSTS AND EXPENSES. Borrower hereby agrees to pay any and all fees, costs and expenses, including attorneys’ fees incurred by Lender in connection with the negotiation, preparation, filing and/or recording of this Amendment and all other documents and instruments executed pursuant to this Amendment and/or to create, perfect or modify the liens, security interests, assignments and/or pledges contemplated hereunder.

15.RELEASE AND TERMINATION OF 1v1EMBERSHIP INTEREST PLEDGE. Upon satisfaction of the conditions to this Amendment set forth in Section III hereof, Lender hereby releases and terminates the Membership Interest Pledge and Lender shall return to Borrower any blank membership interest powers previously executed in favor of Lender in connection with such Membership Interest Pledge. Borrower shall pay the cost of all filing and recording fees necessary to terminate any UCC filings previously made in connection with such Membership Interest Pledge.

16.RELEASES AND INDEMNIFICATIONS. As an inducement to Lender to enter into this Amendment, Borrower and Guarantor each hereby jointly and severally:

o.release and forever discharge Lender and its predecessors in interest, affiliates, subsidiaries, participants or assigns, and all of their respective past, present and future shareholders, member, officers, directors, agents, employees, managers, advisors, servicers, attorneys, and representatives, successors and assigns (such parties being collectively called the “Released Parties”), from any and all actions, causes of action, claims, demands and liabilities of every kind, character and description, which Borrower and/or Guarantor may now have or may hereafter have or wish to assert against the Released Parties and arising under or in connection with, or related to, the negotiation of this Amendment, the Loans or the Loan Documents, whether known or unknown by Borrower or Guarantor (all of the foregoing released claims are sometimes referred to as the “Released Claims”);

p.agree to indemnify the Released Parties for, hold the Released Parties harmless from and against, and undertake the defense of the Released Parties with respect to, all Released Claims that be may asserted with respect to any of the Released Claims, despite the existence of the releases granted by the Borrower or Guarantor herein;

q.acknowledge that Lender would not agree to execute this Amendment without the foregoing release and indemnification, and therefore, that such release and indemnification has been given in return for good and valuable consideration; and

r.acknowledge that the release set forth in this Section is intended to bar, among other things, any counterclaims (other than compulsory counterclaims) or seto:ffs which Borrower and/or Guarantor may now or at any time hereafter wish to assert against Lender as a defense to any of Borrower’s or Guarantor’s obligations under the Loan Documents.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER:

RAIL LAND COMPANY, LLC, a Colorado
limited liability company

By: Rocky Mountain Industrials, Inc., a Nevada
corporation, its Sole Member

By:	/s/ BRIAN FALLIN
Name:	BRIAN FALLIN
Title:	CEO

LENDER:

PACIFIC WESTERN BANK,
a California state-chartered bank

By:
Name:
Title:

GUARANTOR:

ROCKY MOUNTAIN INDUSTRIALS, INC.,
a Nevada corporation

By:	/s/ BRIAN FALLIN
Name:	BRIAN FALLIN
Title:	CEO

SIGNATURE PAGE TO SECOND AMENDMENT TO LOAN AGREEMENT AND OTHER
DOCUMENTS

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER:

RAIL LAND COMPANY, LLC, a Colorado
limited liability company

By: Rocky Mountain Industrials, Inc., a Nevada
corporation, its Sole Member

By:
Name:
Title:

LENDER:

PACIFIC WESTERN BANK,
a California state-chartered bank

By:	/s/ ROBERT CRISE
Name:	ROBERT CRISE
Title:	SVP - LENDING

GUARANTOR:

ROCKY MOUNTAIN INDUSTRIALS, INC.,
a Nevada corporation

By:
Name:
Title:

SIGNATURE PAGE TO SECOND AMENDMENT TO LOAN AGREEMENT AND OTHER
DOCUMENTS